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                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
                   SUPPLEMENT DATED NOVEMBER 2, 1995, TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 21, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     The Fund invests primarily in securities which provide the highest possible income as is consistent with safely of principal. To the extent possible, considering its primary investment objective, the Fund seeks long-term growth of capital as a secondary objective. The fund tries to achieve capital appreciation by investing primarily in high-dividend paying, blue chip stocks that are recognized as household names and leaders in American industry. In addition, the Fund attempts to remain fully invested and diversified across many industries to achieve consistent long-term performance.

     Since the commencement of investment operations on August 3, 1960, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect. 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, it's largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.

     From time to time marketing materials may provide a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.